Tax expense/(benefit)	12 Months Ended
Dec. 31, 2025
Tax Expenses [Abstract]
Tax expense/(benefit)

7.	Tax expense/(benefit)
The following table summarizes Tax expense/(benefit):

	Years ended December 31,
(€ million)	2025	2024	2023
Current tax expense	804	1,070	3,405
Deferred tax expense/(benefit)	(5,050)	(2,503)	559
Tax expense/(benefit) relating to prior periods(1)	(27)	(55)	(171)
Total Tax expense/(benefit)	(4,273)	(1,488)	3,793
(1) Tax expense/(benefit) relating to prior periods includes deferred tax expense of nil, €372 million and €173 million for 2025, 2024 and
2023, respectively, primarily related to U.S. provision to return adjustments for prior year tax positions
Effective tax rate reconciliation
The applicable tax rate used to determine theoretical income taxes is the statutory corporate income tax rate of the jurisdiction in which the Company is tax resident. For the years presented, the Company is tax resident in the
Netherlands. Accordingly, the reconciliation between the theoretical income tax and actual tax is calculated using the Netherlands corporate income tax rate of 25.8 percent in 2025, 2024 and 2023, as follows:

	Years ended December 31,
(€ million)	2025	2024	2023
Profit/(loss) before tax	(26,605)	4,032	22,418
Income tax rate	25.8%	25.8%	25.8%
Theoretical income taxes	(6,864)	1,040	5,784
Tax effect on:
Differences between foreign tax rates and the theoretical applicable tax rate and tax holidays	457	8	(407)
Recognition and utilization of previously unrecognized deferred tax assets	(180)	(2,512)	(740)
Deferred tax assets not recognized and write-downs	2,012	442	—
Permanent differences	436	(5)	(470)
Tax credits	(408)	(531)	(299)
Withholding tax	38	57	44
Other differences	236	13	(119)
Total Tax expense/(benefit)	(4,273)	(1,488)	3,793
Effective tax rate	16.1%	-36.9%	16.9%
The effective tax rate for the year ended December 31, 2025 is 16.1 percent, compared to the Netherlands statutory corporate income tax of 25.8 percent. The lower effective tax rate primarily reflects the non-recognition of deferred tax assets, principally in Germany and Italy, where the recoverability criteria under IAS 12 were not met.
The effective tax rate of (36.9) percent in 2024 is negative due to profit before tax of €4.0 billion with a corresponding overall tax benefit for €1.5 billion. The primary driver in the overall tax benefit is related to the non-
recurring €2.3 billion net tax benefit resulting from the deferred tax recognition event in Brazil as further described below.
General Deferred Tax Asset Principles
Deferred tax assets are recognized when it is probable that future taxable profits will allow the use of deductible temporary differences and tax loss carry-forwards. Deferred tax assets are derecognized when sufficient future taxable profits are not probable. This assessment considers both positive and negative evidence, including historical financial performance and future taxable income or loss projections. Refer to the section “Critical judgments and use of estimates” for additional information.
Net deferred tax position
The Company recognizes the net amount as either Deferred tax assets or Deferred tax liabilities, to the extent deferred taxes may be offset. Amounts recognized were as follows:

	At December 31,
(€ million)	2025	2024
Deferred tax assets	6,383	4,371
Deferred tax liabilities	(1,294)	(4,507)
Total Net deferred tax assets/(liabilities)	5,089	(136)
The increase in Net deferred tax assets was mainly due to an increase in Net deferred tax assets in North
America, partially offset by the decrease in recognized Net deferred tax assets in Germany for €0.9 billion net tax expense recorded in 2025 related to the derecognition of previously recognized Deferred tax assets. See Note
2, Basis of preparation - Critical judgments and use of estimates - Recoverability of deferred tax assets for additional information.
U.S. consolidated tax group deferred tax asset recognition
Net deferred tax assets of approximately €2.1 billion continue to be recognized in the U.S. as of December 31,
2025. This balance includes €1.0 billion related to tax loss carry-forwards, which do not expire and €0.9 billion primarily related to tax credits which expire if not utilized within 20 years.
As explained in detail in Note 2, Basis of preparation - Strategic plan undergoing reassessment, in 2025 the
Company recognized significant identifiable charges which are unlikely to recur in the future, to align the
Company’s product plans and investment profile with strategic priorities and market demand. Excluding the impact of the significant non-recurring charges, cumulative profit before tax was positive in the U.S., which is consistent with recent results that were not impacted by such significant non-recurring items.
The Company has begun execution of the broad reset of the business with the objective of re-establishing the
Company to sustainably and profitably grow in the U.S. which supports the continued recognition of U.S.
deferred tax assets. Further, tax planning strategies could be implemented in the U.S., if necessary, to accelerate the utilization of U.S. tax losses and to prevent U.S. tax credit carry-forwards from expiring unutilized.
Based on management’s assessment, the positive evidence outweighs negative evidence and it is probable that sufficient taxable profit will be available to realize the deferred tax assets of the U.S. consolidated tax group.
French tax group deferred tax asset recognition
Net deferred tax assets of approximately €109 million continue to be recognized in France as of December 31,
2025. This net balance is comprised of deferred tax assets related to tax loss carryforwards of €2.3 billion and net deferred tax liabilities of approximately €2.2 billion. The French tax group has cumulative profit before tax as of December 31, 2025. To further support continued recognition of French deferred tax assets, it is expected that the reversal of taxable temporary differences in the near term will generate sufficient taxable profit to utilize deductible temporary differences.
Based on management’s assessment, the positive evidence outweighs negative evidence and it is probable that sufficient taxable profit will be available to realize the deferred tax assets of the French tax group.
German tax group deferred tax asset recognition
In Germany, as a result of the Company’s deferred tax asset recoverability assessment as of December 31,
2025, it was concluded that it is not probable that there will be sufficient future taxable profits to utilize the accumulated tax loss carry-forwards and other deductible temporary differences by the German tax group. As such, the Company derecognized deferred tax assets of €0.9 billion. Management’s assessment considers all positive and negative evidence. The negative evidence is the continued losses before tax, generation of tax loss carry-forwards and forecasted taxable losses over the MTP period. The positive evidence is that the tax loss carry-forwards do not expire. The negative evidence was determined to outweigh the positive evidence.
Stellantis Brazil deferred tax asset recognition
As a result of our deferred tax asset recoverability assessment as of December 31, 2024, it was concluded that it was probable that there would be sufficient future taxable profits to utilize the accumulated tax loss carry-
forwards and other deductible temporary differences for Brazil. Stellantis Brazil has a history of generating significant profit before tax. However, from 2015 through 2023, the entity accumulated substantial tax loss carry-
forwards, primarily due to the non-taxability of Brazilian tax incentives, resulting in overall tax losses despite significant cumulative profit before tax. A change in Brazilian tax law made these incentives taxable from 2024.
In December 2024, Stellantis Brazil obtained formal approval for the extension of certain of these taxable incentives through 2032.
In 2024, based on Stellantis Brazil’s cumulative profit before tax, projected annual taxable income, and the confirmed extension through 2032 of the taxable incentives, management concluded that it was probable that future taxable profits will be sufficient to utilize the accumulated tax loss carry-forwards. The tax loss carry-
forwards in Brazil do not expire, further supporting their recoverability. As of December 31, 2024, after considering all relevant factors, the Company recognized deferred tax assets of €2.3 billion. As the factors supporting the assessment are unchanged in 2025, the Company continues to recognize deferred tax assets for
Stellantis Brazil as of December 31, 2025.
Changes in deferred tax position by nature
Following a detailed review performed in 2025, the Company concluded that tax credits should be presented as a separate category due to their increased significance. This revised presentation has been applied in 2025 and retrospectively to the 2024 comparatives, together with certain reclassifications to improve clarity and transparency.
The significant components of Deferred tax assets and liabilities and their changes during the years ended
December 31, 2025 and 2024 were as follows:

(€ million)	At January 1, 2025	Recognized in Consolidated Income Statement	Recognized in Equity	Transferred to Assets/ (Liabilities) Held for Sale	Translation differences and Other	At December 31, 2025
Deferred tax liabilities arising on:
Accelerated depreciation	(4,322)	365	—	—	339	(3,618)
Capitalized development assets	(3,580)	1,052	—	—	67	(2,461)
Other Intangible assets and Intangible assets with indefinite useful lives	(4,020)	107	—	—	291	(3,622)
Right-of-use assets	(312)	2	—	—	26	(284)
Provision for employee benefits	(1,067)	(26)	(45)	—	124	(1,014)
Other	(529)	(237)	(64)	—	82	(748)
Total deferred tax liabilities	(13,830)	1,263	(109)	—	929	(11,747)
Deferred tax assets arising on:
Provisions	5,043	3,129	—	—	(250)	7,922
Provision for employee benefits	2,296	(42)	(45)	—	(217)	1,992
Lease liabilities	399	21	—	—	(42)	378
Impairment of tangible and intangible assets	1,776	106	—	—	(221)	1,661
Inventories	386	(13)	—	—	17	390
Tax credit	1,096	505	—	—	(75)	1,526
Provision for buy back	151	(156)	—	—	8	3
Other	515	62	(108)	—	40	509
Total deferred tax assets	11,662	3,612	(153)	—	(740)	14,381
Unrecognized deferred tax assets on temporary differences(1)	(2,095)	(1,272)	112	—	250	(3,005)
Unrecognized deferred tax assets on tax credits	(561)	17	—	—	(66)	(610)
Deferred tax assets arising on tax loss carry-forwards	8,782	2,139	—	—	(50)	10,871
Unrecognized deferred tax assets on tax loss carry-forwards	(4,094)	(709)	—	—	2	(4,801)
Total Net deferred tax assets/ (liabilities)	(136)	5,050	(150)	—	325	5,089
(1) Unrecognized deferred tax assets on temporary differences reported in the Changes in the table above include Allowance for
Corporate Equity in Italy of €305 million in 2025 (€304 million in 2024) for Pillar Two disclosure purposes

(€ million)	At January 1, 2024	Recognized in Consolidated Income Statement	Recognized in Equity	Transferred to Assets/ (Liabilities) Held for Sale	Translation differences and Other	At December 31, 2024
Deferred tax liabilities arising on:
Accelerated depreciation	(3,840)	(375)	—	—	(107)	(4,322)
Capitalized development assets	(3,917)	320	—	—	17	(3,580)
Other Intangible assets and Intangible assets with indefinite useful lives	(3,854)	15	—	—	(181)	(4,020)
Right-of-use assets	(276)	(28)	—	—	(8)	(312)
Provision for employee benefits	(1,077)	(5)	66	—	(51)	(1,067)
Other	(310)	(87)	(47)	10	(95)	(529)
Total deferred tax liabilities	(13,274)	(160)	19	10	(425)	(13,830)
Deferred tax assets arising on:
Provisions	4,830	229	—	—	(16)	5,043
Provision for employee benefits	1,953	214	(13)	—	142	2,296
Lease liabilities	336	48	—	—	15	399
Impairment of tangible and intangible assets	1,984	(118)	—	—	(90)	1,776
Inventories	444	(54)	—	—	(4)	386
Tax credits	524	512	—	—	60	1,096
Provisions for buy backs	153	(35)	—	—	33	151
Other	1,030	(284)	(109)	—	(122)	515
Total deferred tax assets	11,254	512	(122)	—	18	11,662
Unrecognized deferred tax assets on temporary differences(1)	(2,859)	608	12	—	144	(2,095)
Unrecognized deferred tax assets on tax credits	(517)	—	—	—	(44)	(561)
Deferred tax assets arising on tax loss carry-forwards	9,069	214	—	—	(501)	8,782
Unrecognized deferred tax assets on tax loss carry-forwards	(6,305)	1,704	—	—	507	(4,094)
Total Net deferred tax assets / (liabilities)	(2,632)	2,878	(91)	10	(301)	(136)
(1) Unrecognized deferred tax assets on temporary differences reported in the table above include Allowance for Corporate Equity in Italy of €304 million in 2024 (€312 million in 2023) for Pillar Two disclosure purposes
In accordance with IAS 12 - Income Taxes, deferred taxes are calculated for all temporary differences between the tax base of assets and liabilities and their carrying amount. Deferred tax liabilities are systematically recognized, while deferred tax assets are recognized for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary differences could be utilized. A deferred tax liability is recognized for all taxable temporary differences associated with investments in subsidiaries and equity method investments for the difference between their tax and accounting value, except to the extent that both of the following conditions are satisfied: (i) Stellantis is able to control the timing of the reversal of the temporary difference, and (ii) it is probable that the temporary difference will not reverse in the foreseeable future.
At December 31, 2025, the aggregate amount of temporary differences relating to investments in subsidiaries and interests in joint ventures for which deferred tax liabilities are not recognized is approximately €761 million
(€530 million at December 21, 2024).
As of December 31, 2025, the Company had total Deferred tax assets on deductible temporary differences of
€14,381 million (€11,662 million at December 31, 2024), of which €3,615 million was not recognized
(€2,656 million at December 31, 2024). As of December 31, 2025, the Company also had Deferred tax assets on tax loss carry-forwards of €10,871 million (€8,782 million at December 31, 2024), of which €4,801 million was not recognized (€4,094 million at December 31, 2024).
Tax loss carry-forwards
Recognition of deferred tax assets related to tax loss carry-forwards were tested for realizability based on forecasted future taxable income using estimates consistent with the main assumptions of the MTP. Deferred tax assets relating to the carry-forward of unused tax losses and tax credits, as well as those arising from deductible temporary differences, were recognized to the extent that it was probable that future profits would be available against which they could be utilized. The realization of these deferred tax assets considered assumptions and judgments used in the determination of the taxable income in the future, as well as Stellantis’ ability to implement tax planning strategies, as necessary. While Stellantis has not recognized all deferred tax assets in all jurisdictions, it is possible the Company’s assessment of realizability could change, resulting in the recognition or derecognition of additional deferred tax assets in the Company’s Consolidated Statement of Financial Position
and the related income tax benefit in the Company’s Consolidated Income Statement. Refer to Note 2, Basis of
preparation - Critical judgments and use of estimates - Recoverability of deferred tax assets for additional information.

	Tax loss carry-forward (after application of the current tax rate)	Recognized deferred tax assets on tax loss carry- forward	Unrecognized deferred tax assets on tax loss carry- forwards (after application of the current tax rate)
(€ million)	At December 31, 2025
Tax Groups:
France	2,384	(2,331)	53
Germany	447	(154)	293
Spain	489	(103)	386
Italy	4,025	(572)	3,453
U.S.	1,039	(1,036)	3
Other Jurisdictions:
Brazil	1,869	(1,549)	320
Others	618	(325)	293
Total	10,871	(6,070)	4,801

	Tax loss carry-forward (after application of the current tax rate)	Recognized deferred tax assets on tax loss carry- forward	Unrecognized deferred tax assets on tax loss carry- forwards (after application of the current tax rate)
(€ million)	At December 31, 2024
Tax Groups:
France	1,640	(1,621)	19
Germany	381	(381)	—
Spain	509	(95)	414
Italy	3,665	(639)	3,026
Other Jurisdictions:
Brazil	1,921	(1,616)	305
Others	666	(337)	329
Total	8,782	(4,689)	4,093
At December 31 2025 and 2024, the Company had total tax-effected tax loss carry-forwards of €10.9 billion and
€8.8 billion, respectively, of which €4.8 billion and €4.1 billion were not recognized, respectively. The majority of the Company’s tax loss carry-forwards do not expire, such as in France, Germany, Italy, Spain, U.S. and Brazil.
Tax loss carry-forwards relating to the French, German, Spanish, U.S. and Italian tax groups are available within each tax group for offsetting against net deferred tax liabilities (subject to limitations provided under local tax law) and are recognized in the Consolidated Statement of Financial Position.
Pillar Two
The OECD Pillar Two agreement aims to ensure that multinational corporations pay a minimum effective tax rate of 15 percent on a jurisdictional basis. Several jurisdictions (including the Netherlands, where the Company is tax resident) enacted Pillar Two tax laws effective January 1, 2024. The Company has applied the IAS 12 temporary exception and has not recognized deferred taxes related to Pillar Two.
For 2025, our assessment of the potential exposure to Pillar Two income taxes is based on the country-by-
country reporting for 2024 and the latest financial information for 2025 for the constituent entities of the
Company. Based on this assessment, our expected exposure to Pillar Two income taxes does not have a material impact on tax expense and relates to our profits earned in the United Arab Emirates where the Pillar
Two transitional safe harbor does not apply and the Pillar Two effective tax rate is below 15 percent.